[GLOBAL GRAPHIC LOGO]

SEMI ANNUAL REPORT

SEPTEMBER 30, 2000

TEMPLETON EMERGING MARKETS

APPRECIATION FUND, INC.


                     [FRANKLIN TEMPLETON, INVESTMENTS LOGO]

FRANKLIN (R) TEMPLETON (R)
INVESTMENTS

PAGE


(Mark Mobius Photo)

MARK MOBIUS
President
Templeton Emerging Markets Appreciation Fund, Inc.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.
PAGE


SHAREHOLDER LETTER

Your Fund's Goal: Templeton Emerging Markets Appreciation Fund seeks capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.

Dear Shareholder:

This semiannual report of Templeton Emerging Markets Appreciation Fund covers the six months ended September 30, 2000. During this period, many emerging countries released strong macroeconomic figures suggesting steady improvement. In South Africa, the release of positive economic figures indicating slowing inflation and rising domestic demand suggested that its economy could be well on its way to recovery. Moreover, signs that the country is no longer as dependent on the agricultural sector suggest its recovery is now more broad-based. In another positive development, the government announced that it intended to accelerate the privatization of state-owned companies and to raise at least US$6 billion by 2004, primarily through foreign direct investment.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.

CONTENTS

Shareholder Letter                     1

Performance Summary                    6

Important Notice to Shareholders       7

Financial Highlights &
Statement of Investments               8

Financial Statements                  19

Notes to Financial
Statements                            22

                        [FUND CATAGORY PYRAMID GRAPHIC]
PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets 9/30/00

                       [GEOGRAPHIC DISTRIBUTION PIECHART]

Latin America                   41.8%

Asia                            25.2%

Mid-East/Africa                 16.1%

Europe                          12.3%

Short-Term Investments &
Other Net Assets                 4.6%

In March 2000, Moody's Investors Service, an independent credit rating agency, assigned Mexico a coveted investment-grade rating, thereby allowing that country to obtain lower financing costs. This rating upgrade also makes the country eligible for investment by a broad group of U.S. institutional investors restricted to investment-grade securities. Also encouraging, Mexico cleared its outstanding debt with the International Monetary Fund (IMF), thereby allowing the newly elected government to start afresh with the organization. Brazil completed the largest emerging market debt exchange, swapping over US$5 billion Brady bonds for new 40-year global bonds. The 40-year period is the longest maturity period undertaken by an emerging market. This bond exchange, combined with Moody's announcement to place Brazil's foreign debt on review for a possible upgrade, improved the perception of the country's risk level. Further encouragement was evidenced by a relaxation of IMF fiscal targets for next year.

In Asia, Thailand's credit rating was upgraded to investment grade by Moody's, lowering that country's borrowing costs and increasing the possibilities for foreign investment there. After the unprecedented meeting between North and South Korea in June, cooperation between these countries continued as South Korean companies expanded their business to the North and border offices were reopened. Regarding China, the U.S. Senate, in a historic vote, granted the country permanent normal trading relations. At the end of the reporting period, the bill awaited President Clinton's signature. The deal could create new business opportunities and trade between the two nations. However, China has yet to conclude agreements with Mexico and Switzerland on its accession into the World Trade Organization.

2
PAGE


Despite the improving economies of many developing nations, rising oil prices adversely affected global stock markets, especially those of emerging market countries. And a steep decline in the price of technology stocks led to across-the-board selling in most sectors. On the fixed income side, emerging market bonds generally performed well as a slowdown in the economic growth rate of several developed countries made it less likely that central banks in developed countries would raise interest rates to control inflation. Furthermore, credit fundamentals of many emerging market governments improved as higher oil prices resulted in lower fiscal deficits for oil-exporting countries such as Mexico, Venezuela, Russia, Malaysia and Indonesia.

Within this environment, the Fund posted a -11.26% cumulative total return in market-price terms for the six months ended September 30, 2000, as shown in the Performance Summary on page 6. Based on change in net asset value, the Fund's cumulative total return for the same period was -9.65%. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) returned -21.84% and 5.67%, respectively, during the same period.(1)

Geographically, Brazil, Mexico and South Korea represented the largest percentage of the Fund's holdings on September 30, 2000. By industry, we continued to invest predominantly in companies in the telecommunications, banking, and oil and gas sectors.

(1) Source: Standard & Poor's Micropal (MSCI); JP Morgan. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries in regions such as Latin America, Eastern Europe and Asia. The J.P. Morgan EMBI+ tracks total returns for external debt instruments in 16 emerging market countries. Market returns are measured in U.S. dollars. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


ASSET ALLOCATION
Based on Total Net Assets 9/30/00

                          [ASSET ALLOCATION PIECHART]

Equity                          55.2%

Fixed Income Securities         40.2%

Short-Term Investments &
Other Net Assets                 4.6%

                                                                               3
PAGE


TOP 10 COUNTRIES*
9/30/00
                              % OF TOTAL
                              NET ASSETS
Brazil                           15.9%
Mexico                           12.4%
South Korea                       7.6%
South Africa                      7.4%
Turkey                            6.3%
Argentina                         5.4%
Venezuela                         4.8%
Singapore                         3.6%
Russia                            3.3%
Thailand                          3.3%

*Excludes short-term investments and other net assets.


However, even though we took into consideration regional events and trends, our main focus, as always, was on individual company value.

Looking forward, we are optimistic about the long-term potential of emerging market equities, but expect most markets to continue to experience some short-term volatility. In our opinion, economic recovery will be driven by countries that proactively engage in reform despite their returning prosperity. The return of wealth to these markets could test the resolve of reform-minded officials and business leaders, potentially increasing stock market volatility. Regarding emerging market bonds, we believe that the positive trend in credit fundamentals should continue. However, we are being selective in our country allocation since political uncertainty and other risk factors may limit the performance of some countries. In general, we expect to focus on Latin American and Eastern European bonds because of their higher relative yields and the prospects for credit rating upgrades for some countries in these two regions. In our opinion, if economic performance and creditworthiness improve, the underlying value of securities from such countries may increase.

Of course, investing in foreign securities involves special risks such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain

4
PAGE


amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 907% in the last 12 years, but has suffered five declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In addition, the Fund may also invest in "junk bonds," which entail greater credit risks than higher-rated bonds.

We thank you for your participation in Templeton Emerging Markets Appreciation Fund and welcome your comments and suggestions.

Sincerely,

/s/ Mark Mobius
Mark Mobius
President
Templeton Emerging Markets Appreciation Fund, Inc.


This discussion reflects our views, opinions and portfolio holdings as of September 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.


2. Source: Morgan Stanley Capital International/MSCI Mexico Free Index. Based on quarterly percentage price change over 12 years ended September 30, 2000. Return is measured in U.S. dollars and does not include reinvested dividends. The MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI Mexico Free Index is a capitalization weighted index of 34 companies as of 9/30/00. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


TOP 10 HOLDINGS
9/30/00
COMPANY                              % OF TOTAL
SECTOR, COUNTRY                      NET ASSETS
Government of Brazil,
11.00%, 8/17/40
Government Bonds, Brazil                4.3%
Republic of Venezuela,
9.25%, 9/15/27
Government Bonds, Venezuela             3.3%
Korea Electric Power Corp.
Electric Utilities, South Korea         2.4%
Republic of Turkey,
144A, 10.00%, 9/19/07
Government Bonds, Turkey                2.2%
United Mexican States,
9.875%, 1/15/07
Government Bonds, Mexico                2.2%
Centrais Eletricas Brasileiras
SA (Eletrobras), B, pfd.
Electric Utilities, Brazil              1.8%
CEZ AS
Electric Utilities, Czech               1.7%
Republic
Cheung Kong Holdings Ltd.
Real Estate, Hong Kong                  1.7%
Grupo Financiero Banamex
Accival SA de CV
Banks, Mexico                           1.7%
Government of Brazil, Series L,
cvt., FRN, 7.4375%, 4/15/12
Government Bonds, Brazil                1.6%

                                                                               5
PAGE


(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.


Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in lower-rated "junk bonds," which entail greater risk than higher-rated bonds. You may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY
AS OF 9/30/00
Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PERFORMANCE

SIX-MONTH TOTAL RETURN                     -9.65% Based on Net Asset Value
                                           -11.26% Based on Market Price
                                           on the New York Stock
                                           Exchange (NYSE)

Net Asset Value (NAV)                      $12.90 (9/30/00)      $14.48 (3/31/00)
Change in NAV                              -$1.58
Market Price (NYSE)                        $9.1875 (9/30/00)     $10.5000 (3/31/00)
Change in Market Price                     -$1.3125
Distributions (4/1/00-9/30/00)             Dividend Income       $0.1325


ADDITIONAL PERFORMANCE
As of 9/30/00
                                                                                    INCEPTION
                                               1-YEAR                5-YEAR         (4/29/94)
Cumulative Total Return (1)
    Based on change in NAV                     +5.71%                +40.92%        +40.13%
    Based on change in
    market price                               -5.93%                +12.77%        -3.91%
Average Annual Total Return (2)
    Based on change in NAV                     +5.71%                +7.10%         +5.42%
    Based on change in
    market price                               -5.93%                +2.43%         -0.62%


For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

6
PAGE

IMPORTANT NOTICE TO SHAREHOLDERS

SHARE REPURCHASE PROGRAM

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

                                                                               7
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                                 SIX MONTHS ENDED                     YEAR ENDED MARCH 31,
                                                SEPTEMBER 30, 2000    ----------------------------------------------------
                                                   (UNAUDITED)         2000        1999       1998       1997       1996
                                                --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period........           $14.48          $11.73      $13.35     $15.17     $13.41     $12.05
                                                --------------------------------------------------------------------------
Income from investment operations:
 Net investment income......................              .33             .49         .56        .56        .62        .69
 Net realized and unrealized gains
   (losses).................................            (1.96)           2.81       (1.77)      (.23)      2.27       1.64
                                                --------------------------------------------------------------------------
Total from investment operations............            (1.63)           3.30       (1.21)       .33       2.89       2.33
                                                --------------------------------------------------------------------------
Capital share repurchases...................              .18              --          --         --         --         --
                                                --------------------------------------------------------------------------
Less distributions from:
 Net investment income......................             (.13)           (.55)       (.41)      (.72)      (.51)      (.86)
 Net realized gains.........................               --              --          --      (1.24)      (.62)      (.11)
 In excess of net realized gains............               --              --          --       (.19)        --         --
                                                --------------------------------------------------------------------------
Total distributions.........................             (.13)           (.55)       (.41)     (2.15)     (1.13)      (.97)
                                                --------------------------------------------------------------------------
Net asset value, end of period..............           $12.90          $14.48      $11.73     $13.35     $15.17     $13.41
                                                ==========================================================================
Total Return*
 Based on market value per share............         (11.26)%          13.50%    (19.96)%     15.12%       .40%     15.57%
 Based on net asset value per share.........          (9.65)%          29.27%     (8.34)%      3.31%     22.40%     19.34%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........          $53,919         $63,505     $51,433    $58,520    $65,075    $57,516
Ratios to average net assets:
 Expenses...................................            1.94%**         1.88%       1.90%      1.88%      1.83%      1.64%
 Net investment income......................            4.85%**         3.54%       4.97%      3.76%      4.29%      5.29%
Portfolio turnover rate.....................           34.45%          54.73%      42.68%     74.67%    114.78%     26.92%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended March 31,
2000.
                       See Notes to Financial Statements.
 8
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED)

                                                                                         SHARES/
                                                                      COUNTRY           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 49.6%
AEROSPACE & DEFENSE .4%
Embraer-Empresa Brasileira de Aeronautica SA................          Brazil                31,800     $   217,515
                                                                                                       -----------
AIRLINES
*Thai Airways International Public Co. Ltd., fgn. ..........         Thailand                8,400           6,868
                                                                                                       -----------
AUTOMOBILES .5%
GAZ Auto Works..............................................          Russia                   150           6,750
Hyundai Motor Co. Ltd. .....................................        South Korea             19,160         249,132
PT Astra International, wts., 12/31/03......................         Indonesia             163,229          29,623
                                                                                                       -----------
                                                                                                           285,505
                                                                                                       -----------
BANKS 7.0%
Akbank......................................................          Turkey            75,931,104         387,913
*Bangkok Bank Public Co. Ltd. ..............................         Thailand                3,500           1,825
*Bangkok Bank Public Co. Ltd., fgn. ........................         Thailand              102,440          75,868
Bank Austria AG.............................................          Austria                3,860         209,643
Bank Rozwoju Eksportu SA....................................          Poland                 4,730         142,962
Bank Slaski SA W Katowicach.................................          Poland                 3,620         162,921
Commercial International Bank Ltd. .........................           Egypt                10,300          86,175
Credicorp Ltd. .............................................           Peru                  2,200          15,950
DBS Group Holdings Ltd. ....................................         Singapore               8,163          90,059
Firstrand Ltd. .............................................       South Africa             38,000          36,837
*Grupo Financiero Banamex Accival SA de CV..................          Mexico               194,910         893,647
*Grupo Financiero Bancomer SA de CV, O......................          Mexico               298,500         171,944
Hana Bank...................................................        South Korea             21,980         130,088
Hansabank Ltd. .............................................          Estonia                9,500          67,866
HSBC Holdings PLC...........................................         Hong Kong               7,662         107,115
Nedcor Ltd. ................................................       South Africa              2,900          62,329
OTP Bank....................................................          Hungary                1,440          74,214
Oversea Chinese Banking Corp. Ltd. .........................         Singapore              40,950         258,835
*Thai Farmers Bank Public Co. Ltd. .........................         Thailand              112,400          53,276
*Thai Farmers Bank Public Co. Ltd., fgn. ...................         Thailand              688,600         350,869
Unibanco Uniao de Bancos Brasileiros SA, GDR................          Brazil                 8,070         266,310
United Overseas Bank Ltd. ..................................         Singapore              11,509          82,665
*Yapi Ve Kredi Bankasi AS...................................          Turkey             3,900,000          28,128
                                                                                                       -----------
                                                                                                         3,757,439
                                                                                                       -----------

                                                                               9
PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                         SHARES/
                                                                      COUNTRY           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BEVERAGES 2.7%
*Al Ahram Beverages Co., GDR................................           Egypt                 5,322     $    76,238
BBAG Oesterreichische Brau-Beteiligungs AG..................          Austria                  642          27,419
Fomento Economico Mexicano SA de CV Femsa...................          Mexico                 1,780          69,420
Fraser and Neave Ltd. ......................................         Singapore             118,300         407,861
Hartwall OYJ, A.............................................          Finland                  440           8,367
Quilmes Industrial SA, ADR..................................         Argentina              11,490         120,645
San Miguel Corp., B.........................................        Philippines            273,200         292,714
Serm Suk Public Co. Ltd., fgn. .............................         Thailand                1,300           2,575
South African Breweries PLC.................................       South Africa             65,960         446,675
                                                                                                       -----------
                                                                                                         1,451,914
                                                                                                       -----------
CHEMICALS .4%
LG Chemical Ltd. ...........................................        South Korea              8,700         108,443
*Makhteshim-Agan Industries Ltd. ...........................          Israel                48,876         114,659
                                                                                                       -----------
                                                                                                           223,102
                                                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES
Cosco Pacific Ltd. .........................................         Hong Kong              28,000          21,188
                                                                                                       -----------
COMMUNICATIONS EQUIPMENT .1%
*Nice Systems Ltd. .........................................          Israel                   456          32,466
*United Communications Industries, fgn. ....................         Thailand               19,200          15,471
                                                                                                       -----------
                                                                                                            47,937
                                                                                                       -----------
COMPUTERS & PERIPHERALS 1.0%
*Accton Technology Corp. ...................................          Taiwan                79,000         152,553
Advantech Co. Ltd. .........................................          Taiwan                 7,000          38,653
*Korea Data Systems.........................................        South Korea             17,090          66,358
Natsteel Electronics Ltd. ..................................         Singapore             114,000         294,777
*Ritek Corp. ...............................................          Taiwan                 2,000           6,607
                                                                                                       -----------
                                                                                                           558,948
                                                                                                       -----------
CONSTRUCTION MATERIALS 2.0%
Akcansa Cimento Sanayi Ve Ticaret AS........................          Turkey             1,092,000          12,142
Cementos Argos SA...........................................         Colombia               63,100         112,602
Cemex SA....................................................          Mexico               171,996         692,064
*PT Indocement Tunggal Prakarsa.............................         Indonesia              68,500          11,826
PT Semen Gresik (Persero) TBK...............................         Indonesia             101,740          70,609
*Siam Cement Public Co. Ltd., fgn. .........................         Thailand               14,330         113,431
*Suez Cement Co. ...........................................           Egypt                 7,020          62,378
                                                                                                       -----------
                                                                                                         1,075,052
                                                                                                       -----------

 10
PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                         SHARES/
                                                                      COUNTRY           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CONTAINERS & PACKAGING .3%
Mayr-Melnhof Karton AG......................................          Austria                1,503     $    63,647
Nampak Ltd. ................................................       South Africa             37,708          69,452
                                                                                                       -----------
                                                                                                           133,099
                                                                                                       -----------
DIVERSIFIED FINANCIALS 1.7%
*African Bank Investments Ltd. .............................       South Africa             78,800          70,932
*Ampal-American Israel Corp., A.............................          Israel                   330           4,331
Compania Suramericana de Inversiones SA.....................         Colombia               31,706          21,343
*Dogan Sirketler Grubu Holding AS...........................          Turkey             5,826,000         109,425
Hutchison Whampoa Ltd. .....................................         Hong Kong              17,600         233,633
Keppel Corp., Ltd. .........................................         Singapore             143,600         292,101
Swire Pacific Ltd., A.......................................         Hong Kong              27,000         168,299
                                                                                                       -----------
                                                                                                           900,064
                                                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 6.3%
*Cesky Telecom AS...........................................      Czech Republic               330           4,364
*Cia de Telecomunicaciones de Chile SA, ADR.................           Chile                 8,246         143,274
Compania Anonima Nacional Telefonos de Venezuela, ADR.......         Venezuela              12,760         311,822
Eesti Telekom AS, GDR, Reg S................................          Estonia                  350           5,521
Hellenic Telecommunications Organization SA.................          Greece                 3,890          74,468
*Jasmine International Public Co. Ltd., fgn. ...............         Thailand               14,000           2,853
Korea Telecom Corp. ........................................        South Korea                350          20,966
Korea Telecom Corp., ADR....................................        South Korea              1,005          33,793
Mahanagar Telephone Nigam Ltd. .............................           India                48,500         115,574
Matav RT....................................................          Hungary               13,500          64,832
*Orckit Communications Ltd. ................................          Israel                 1,100           8,525
Pakistan Telecommunications Corp., A........................         Pakistan              446,000         197,542
Philippine Long Distance Telephone Co., ADR.................        Philippines              5,590          95,729
PT Indosat (Persero) TBK....................................         Indonesia             135,500         110,021
PT Telecomunikasi Indonesia (Persero), B....................         Indonesia           1,585,780         502,390
Rostelecom, ADR.............................................          Russia                13,810         121,701
Telecom Argentina Stet-France Telecom SA, B, ADR............         Argentina              18,128         392,018
*Telecomasia Corp. Public Co. Ltd., fgn. ...................         Thailand              153,600         102,837
Telefonos de Mexico SA de CV (Telmex), L, ADR...............          Mexico                 9,581         509,589
Telecomunikacja Polska SA...................................          Poland                55,000         294,854
*Total Access Communication Public Co. Ltd. ................         Thailand               77,000         258,720
                                                                                                       -----------
                                                                                                         3,371,393
                                                                                                       -----------

                                                                              11
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                         SHARES/
                                                                      COUNTRY           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES 4.5%
Centrais Eletricas Brasileiras SA (Eletrobras)..............          Brazil             2,006,000     $    39,033
*CEZ AS.....................................................      Czech Republic           337,550         899,608
Electricity Generating Public Company Ltd., fgn. ...........         Thailand               14,600          15,225
*Hub Power Co. Ltd. ........................................         Pakistan              357,000         117,059
Korea Electric Power Corp. .................................        South Korea             48,660       1,269,790
Mosenergo, ADR..............................................          Russia                 9,910          35,924
Mosenergo, GDR..............................................          Russia                 3,900          14,316
*Unified Energy Systems.....................................          Russia               413,400          55,395
                                                                                                       -----------
                                                                                                         2,446,350
                                                                                                       -----------
ELECTRICAL EQUIPMENT .5%
*Elektrim SA................................................          Poland                32,800         295,962
                                                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
Dae Duck Electronics Co. Ltd. ..............................        South Korea                650           5,829
Elron Electronic Industries Ltd. ...........................          Israel                 4,980         182,418
Hon Hai Precision Industry Co. Ltd. ........................          Taiwan                15,200          99,943
*Orbotech Ltd. .............................................          Israel                   155           8,476
Reunert Ltd. ...............................................       South Africa             13,000          20,253
*Samsung Electro-Mechanics Co. .............................        South Korea                780          26,370
Samsung SDI Co. Ltd. .......................................        South Korea              4,815         190,415
                                                                                                       -----------
                                                                                                           533,704
                                                                                                       -----------
FOOD & DRUG RETAILING .1%
Dairy Farm International Holdings Ltd. .....................         Hong Kong             123,750          53,212
                                                                                                       -----------
FOOD PRODUCTS 1.7%
CG Smith Ltd. ..............................................       South Africa            104,930           1,453
Chareon Pokphand Foods Public Co. Ltd., fgn. ...............         Thailand              145,920         161,240
*Chareon Pokphand Foods Public Co. Ltd., fgn., wts.,
  4/28/02...................................................         Thailand               77,310           7,878
Cheil Jedang Corp. .........................................        South Korea              2,520          91,295
*Golden Agri-Resources Ltd. ................................         Singapore             111,000          18,178
Golden Hope Plantations Bhd. ...............................         Malaysia               15,000          13,895
Grupo Bimbo SA de CV, A.....................................          Mexico                47,000          78,134
IOI Corp. Bhd. .............................................         Malaysia               62,000          47,316
*PT Indofoods Sukses Makmurr TBK............................         Indonesia           1,537,500         148,932
*Seminis Inc., A............................................       United States               400             500
Tiger Brands Ltd. ..........................................       South Africa             34,973         273,643
Tongaat-Hulett Group Ltd. ..................................       South Africa             15,100          73,189
UNI-President Enterprises Corp. ............................          Taiwan                35,640          25,140
                                                                                                       -----------
                                                                                                           940,793
                                                                                                       -----------
GAS UTILITIES
Gas Authority of India Ltd., GDR, Reg S.....................           India                 2,000          11,300
                                                                                                       -----------

 12
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                         SHARES/
                                                                      COUNTRY           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOTELS RESTAURANTS & LEISURE .5%
Genting Bhd. ...............................................         Malaysia               47,400     $   120,995
Hong Kong & Shanghai Hotels Ltd. ...........................         Hong Kong              21,000          12,726
Kersaf Investments Ltd. ....................................       South Africa             12,600          56,012
*Orbis SA...................................................          Poland                 8,100          45,747
Overseas Union Enterprise Ltd. .............................         Singapore              11,200          30,891
Resorts World Bhd. .........................................         Malaysia                3,000           4,855
                                                                                                       -----------
                                                                                                           271,226
                                                                                                       -----------
HOUSEHOLD DURABLES .5%
*Land and House Public Co. Ltd., fgn. ......................         Thailand               24,356           9,236
LG Electronics Inc. ........................................        South Korea             12,830         249,662
                                                                                                       -----------
                                                                                                           258,898
                                                                                                       -----------
HOUSEHOLD PRODUCTS
*Colgate-Palmolive (INDIA) Ltd. ............................           India                   200             690
                                                                                                       -----------
INDUSTRIAL CONGLOMERATES 1.9%
Alfa SA de CV, A............................................          Mexico                27,800          58,344
Barlow Ltd. ................................................       South Africa             56,840         350,281
*China Aerospace International Holdings Ltd. ...............         Hong Kong             184,000          20,295
DESC SA de CV DESC, B.......................................          Mexico                62,500          35,075
Grasim Industries Ltd. .....................................           India                 3,900          18,121
*Grupo Carso SA de CV.......................................          Mexico                29,000          86,134
*Natsteel Ltd. .............................................         Singapore             119,000         140,177
*Remgro Ltd. ...............................................       South Africa             32,200         190,186
Sembcorp Industries Ltd. ...................................         Singapore             107,336          99,916
                                                                                                       -----------
                                                                                                           998,529
                                                                                                       -----------
INSURANCE 1.4%
Fedsure Holdings Ltd. ......................................       South Africa             27,844         107,967
Liberty Group Ltd. .........................................       South Africa             19,128         167,678
Old Mutual PLC..............................................       South Africa            133,450         321,609
Sanlam Ltd. ................................................       South Africa            123,100         141,494
                                                                                                       -----------
                                                                                                           738,748
                                                                                                       -----------
IT CONSULTING & SERVICES .5%
*Comparex Holdings Ltd. ....................................       South Africa              8,200          11,867
NIIT Ltd. ..................................................           India                 1,180          36,539
Prokom Software SA..........................................          Poland                 3,640         162,215
Satyam Computers Services Ltd. .............................           India                 3,500          37,045
                                                                                                       -----------
                                                                                                           247,666
                                                                                                       -----------

                                                                              13
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                         SHARES/
                                                                      COUNTRY           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY .9%
*Hyundai Heavy Industries...................................        South Korea              6,750     $   121,060
*Procomp Informatics Co. Ltd. ..............................          Taiwan                15,000          71,337
*Samsung Heavy Industries Co. Ltd. .........................        South Korea             63,114         213,087
Sembcorp Marine Ltd. .......................................         Singapore             191,000          77,923
                                                                                                       -----------
                                                                                                           483,407
                                                                                                       -----------
MEDIA .2%
BEC World Public Co. Ltd., fgn. ............................         Thailand               16,220          83,032
*Pentamedia Graphics Ltd. ..................................           India                 4,000          36,742
                                                                                                       -----------
                                                                                                           119,774
                                                                                                       -----------
METALS & MINING 1.7%
Anglo American PLC..........................................       South Africa              9,448         499,811
De Beers Centenary AG.......................................       South Africa              1,040          28,891
Grupo Mexico SA de CV, B....................................          Mexico                39,600         150,953
Hindalco Industries Inc. ...................................           India                 1,950          34,377
Iscor Ltd. .................................................       South Africa             76,221         158,860
*Madeco Manufacturera de Cobre SA, ADR......................           Chile                 1,990          11,318
Palabora Mining Co. Ltd. ...................................       South Africa              3,800          22,839
PT Timah TBK................................................         Indonesia             159,500          29,264
                                                                                                       -----------
                                                                                                           936,313
                                                                                                       -----------
MULTILINE RETAIL .1%
Siam Makro Public Company Ltd., fgn. .......................         Thailand               41,800          51,018
                                                                                                       -----------
OIL & GAS 4.6%
Hindustan Petroleum Corporation Ltd. .......................           India                25,875          60,788
Lukoil Holdings.............................................          Russia                 9,600         138,240
Lukoil Holdings, ADR........................................          Russia                 4,160         232,960
Mol Magyar Olay-Es Gazipari RT..............................          Hungary                8,440         138,402
OMV AG......................................................          Austria                2,260         163,287
Perez Companc SA, B.........................................         Argentina              98,104         159,024
Polski Koncern Naftowy Orlen SA.............................          Poland                81,200         322,453
PTT Exploration & Production Public Co. Ltd., fgn. .........         Thailand               47,600         120,706
Sasol Ltd. .................................................       South Africa             62,700         494,931
SK Corp. ...................................................        South Korea             11,740         198,974
*Slovnaft AS................................................    Slovak Republic              8,000          89,577
*Tupras-Turkiye Petrol Rafineleri AS........................          Turkey             8,668,100         351,660
                                                                                                       -----------
                                                                                                         2,471,002
                                                                                                       -----------

 14
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                         SHARES/
                                                                      COUNTRY           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PAPER & FOREST PRODUCTS .7%
*Asia Pulp & Paper Co. Ltd., ADR............................         Indonesia              32,990     $    57,732
*PT Indah Kiat Pulp & Paper Corp. TBK.......................         Indonesia             944,000         125,867
PT Tjiwi Kimia TBK..........................................         Indonesia             122,500          12,494
Sappi Ltd. .................................................       South Africa             23,227         172,088
                                                                                                       -----------
                                                                                                           368,181
                                                                                                       -----------
PHARMACEUTICALS .8%
Egis RT.....................................................          Hungary                1,603          71,671
Gedeon Richter Ltd. ........................................          Hungary                3,750         198,287
Pliva D D, GDR, Reg S.......................................          Croatia               13,400         144,385
                                                                                                       -----------
                                                                                                           414,343
                                                                                                       -----------
REAL ESTATE 2.3%
Cheung Kong Holdings Ltd. ..................................         Hong Kong              74,000         894,528
*Filinvest Development Corp. ...............................        Philippines             39,000             844
First Capital Corp. Ltd. ...................................         Singapore               9,200           7,930
Hang Lung Development Co. Ltd. .............................         Hong Kong             166,000         167,131
Hong Kong Land Holdings Ltd. ...............................         Hong Kong              32,400          59,616
United Industrial Corporation Ltd. .........................         Singapore             282,000         131,253
                                                                                                       -----------
                                                                                                         1,261,302
                                                                                                       -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.2%
*Galileo Technology Ltd. ...................................          Israel                   850          26,988
*Hyundai Electronics Industries Co. ........................        South Korea             15,160         216,834
Samsung Electronics Co. Ltd. ...............................        South Korea              2,236         405,032
*Siliconware Precision Industries Co Ltd. ..................          Taiwan                   420             421
                                                                                                       -----------
                                                                                                           649,275
                                                                                                       -----------
SOFTWARE .6%
*Crystal Systems Solutions Ltd. ............................          Israel                   210           1,756
*DSQ Software Ltd. .........................................           India                 2,600          29,352
*Formula Systems Ltd. ......................................          Israel                 2,230          94,542
*Fundtech Ltd. .............................................          Israel                 4,220         100,687
*Magic Software Enterprises Ltd. ...........................          Israel                 4,050          30,881
*Sapiens International Corp. ...............................          Israel                 3,500          13,563
*Tecnomatix Technologies Ltd. ..............................          Israel                   510           6,407
*TTI Team Telecom International Ltd. .......................          Israel                   540          11,003
*Vocaltec Communications Ltd. ..............................          Israel                 3,350          33,709
                                                                                                       -----------
                                                                                                           321,900
                                                                                                       -----------
SPECIALTY RETAIL .2%
Cycle & Carriage Ltd. ......................................         Singapore               2,000           4,022
*Imperial Holdings Ltd. ....................................       South Africa              8,416          66,200
Super Group Ltd. ...........................................       South Africa             16,000          13,848
                                                                                                       -----------
                                                                                                            84,070
                                                                                                       -----------

                                                                              15
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                         SHARES/
                                                                      COUNTRY           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TOBACCO .1%
Austria Tabak AG............................................          Austria                  290     $    11,467
PT Gudang Garamm............................................         Indonesia              39,000          46,600
Tabak AS....................................................      Czech Republic                40           5,459
                                                                                                       -----------
                                                                                                            63,526
                                                                                                       -----------
TRADING COMPANIES & DISTRIBUTORS .2%
Samsung Corp. ..............................................        South Korea              9,050          62,489
SK Global...................................................        South Korea              2,500          25,781
                                                                                                       -----------
                                                                                                            88,270
                                                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES 1.0%
*Advanced Info Service Public Co. Ltd., fgn. ...............         Thailand                5,700          48,091
*Orascom Telecom............................................           Egypt                 6,000          80,157
*Shin Corporations Public Company Ltd., fgn. ...............         Thailand               23,100          79,381
*Turkcell Iletisim Hizmetleri AS............................          Turkey             5,420,000         244,318
Venfin Ltd. ................................................       South Africa             32,200         112,595
                                                                                                       -----------
                                                                                                           564,542
                                                                                                       -----------
TOTAL COMMON STOCKS (COST $28,386,227)......................                                            26,724,025
                                                                                                       -----------
PREFERRED STOCKS 5.6%
Banco Bradesco SA, pfd. ....................................          Brazil            65,444,344         541,290
Brasil Telecom Participacoes SA, pfd. ......................          Brazil             1,600,000          18,645
Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. ....          Brazil            47,846,000         971,702
Cia Energetica de Minas Gerais, (Cemig), Br., pfd. .........          Brazil             8,233,000         136,324
Cia Vale do Rio Doce, A, pfd. ..............................          Brazil                13,170         330,499
Companhia Paranaense de Energia-Copel, B, pfd. .............          Brazil            17,435,000         155,923
*Companhia Riograndense de Telecom, A, pfd. ................          Brazil               324,100         125,600
Copene-Petroquimica do Nordeste SA, A, pfd. ................          Brazil                45,000          18,292
Eletropaulo Metropolitana SA, pfd. .........................          Brazil             1,332,000          79,783
Investimentos Itau SA, pfd. ................................          Brazil               133,756         135,568
*Siam Commercial Bank, 5.25%, fgn., cvt. pfd. ..............         Thailand              512,200         197,257
Tele Norte Leste Participacoes SA, pfd. ....................          Brazil            12,498,855         284,527
                                                                                                       -----------
TOTAL PREFERRED STOCKS (COST $3,227,100)....................                                             2,995,410
                                                                                                       -----------

 16
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                        PRINCIPAL
                                                                      COUNTRY           AMOUNT**          VALUE
------------------------------------------------------------------------------------------------------------------
BONDS - CORPORATE 6.5%
Astra Overseas Finance NV, Reg S, FRN:
  Series I, 7.1639%, 12/31/01...............................        Netherlands        $    26,000     $    24,180
  Series II, 7.1639%, 6/30/05...............................        Netherlands             91,725          57,787
  Series III, zero cpn., 6/30/06............................        Netherlands            113,000          35,030
Banco Nacional Obra Serv., 9.625%, 11/15/03.................          Mexico               125,000         130,312
Bepensa SA, 144A, 9.75%, 9/30/04............................          Mexico               270,000         253,125
Cellco Finance NV, 15.00%, 8/01/05..........................        Netherlands            300,000         315,750
Companhia Paranaense de Energia-Copel, Reg S, 9.75%,
  5/02/05...................................................          Brazil               200,000         199,564
Essar Steel Ltd, 144A, 10.3825%, 7/31/05....................           India                30,000          15,750
Hanvit Bank, 144A, 12.75%, 3/01/10..........................        South Korea            400,000         407,000
Pera Financial Services, 144A, 9.375%, 10/15/02.............          Turkey               300,000         295,500
Petroleos Mexicanos, 9.375%, 12/02/08.......................          Mexico               200,000         206,000
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................        Philippines            500,000         504,575
  9.25%, 6/30/06............................................        Philippines            490,000         445,900
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....          Mexico               197,398         128,309
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......         Indonesia             625,000         301,562
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........         Indonesia             250,000         212,500
                                                                                                       -----------
TOTAL BONDS - CORPORATE (COST $4,069,013)                                                                3,532,844
                                                                                                       -----------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES 33.7%
Government of Brazil:
  11.625%, 4/15/04..........................................          Brazil               200,000         206,850
  9.375%, 4/07/08...........................................          Brazil               950,000         851,437
  Series L, cvt., FRN, 7.4375%, 4/15/12.....................          Brazil             1,115,000         855,417
  10.125%, 5/15/27..........................................          Brazil             1,075,000         838,500
  11.00%, 8/17/40...........................................          Brazil             2,905,000       2,320,369
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................          Russia               810,000         627,750
  Reg S, 10.00%, 6/26/07....................................          Russia               700,000         542,500
Republic of Argentina:
  11.00%, 10/09/06..........................................         Argentina             225,000         215,156
  11.75%, 4/07/09...........................................         Argentina             805,000         759,719
  11.375%, 3/15/10..........................................         Argentina             220,000         201,300
  11.375%, 1/30/17..........................................         Argentina             300,000         269,906
  9.75%, 9/19/27............................................         Argentina             990,000         786,431
Republic of Bulgaria:
  FRN, 7.75%, 7/28/11.......................................         Bulgaria              500,000         382,500
  Series A, FRN, 7.75% 7/28/24..............................         Bulgaria              410,000         315,700
Republic of Colombia, 9.75%, 4/23/09........................         Colombia              300,000         269,068
Republic of Ecuador, 144A, 12.00%, 11/15/12.................          Ecuador              720,000         506,700
Republic of Panama:
  FRN, 7.93%, 5/14/02.......................................          Panama               153,864         152,402
  9.375%, 4/01/29...........................................          Panama               250,000         241,563
Republic of Peru, FRN, 4.50%, 3/07/17.......................           Peru                140,000          88,638
Republic of Philippines, 9.875%, 3/16/10....................        Philippines            100,000          93,563

                                                                              17
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                        PRINCIPAL
                                                                      COUNTRY           AMOUNT**          VALUE
------------------------------------------------------------------------------------------------------------------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
Republic of Turkey:
  144A, 9.875%, 2/23/05.....................................          Turkey           $   500,000     $   493,750
  144A, 10.00%, 9/19/07.....................................          Turkey             1,230,000       1,197,713
  11.875%, 1/15/30..........................................          Turkey               277,000         277,000
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................         Venezuela             280,000         228,200
  Reg S, 9.125%, 6/18/07....................................         Venezuela             300,000         244,500
  9.25%, 9/15/27............................................         Venezuela           2,660,000       1,803,812
SEI Holdings IX Inc., 144A, 11.00%, 11/30/00................    Trinidad and Tobago        210,000         210,000
United Mexican States:
  9.75%, 4/06/05............................................          Mexico               250,000         265,062
  9.875%, 1/15/07...........................................          Mexico             1,120,000       1,182,440
  8.625%, 3/12/08...........................................          Mexico               825,000         818,400
  10.375%, 2/17/09..........................................          Mexico               200,000         218,050
  11.375%, 9/15/16..........................................          Mexico               300,000         349,875
  11.50%, 5/15/26...........................................          Mexico               300,000         364,800
                                                                                                       -----------
TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST
  $19,284,234)..............................................                                            18,179,071
                                                                                                       -----------
SHORT TERM INVESTMENTS 2.8%
Den Danske Bank, 6.6875%, 10/02/00, Time Deposit............       United States         1,123,000       1,123,000
U.S. Treasury Bills, 5.955% to 6.070% with maturities to
  12/14/00..................................................       United States           376,000         374,541
                                                                                                       -----------
TOTAL SHORT TERM INVESTMENTS (COST $1,497,430)..............                                             1,497,541
                                                                                                       -----------
TOTAL INVESTMENTS (COST $56,464,004) 98.2%..................                                            52,928,891
OTHER ASSETS, LESS LIABILITIES 1.8%.........................                                               990,323
                                                                                                       -----------
TOTAL NET ASSETS 100.0%.....................................                                           $53,919,214
                                                                                                       ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 18
PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $56,464,004).....    $52,928,891
 Cash.......................................................         66,949
 Receivables:
  Investment securities sold................................      1,837,955
  Dividends and interest....................................        633,561
                                                                -----------
      Total assets..........................................     55,467,356
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................      1,319,847
  Capital shares repurchased................................         54,281
  To affiliates.............................................         68,494
 Accrued expenses...........................................        105,520
                                                                -----------
      Total liabilities.....................................      1,548,142
                                                                -----------
Net assets, at value........................................    $53,919,214
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $ 1,372,054
 Net unrealized depreciation................................     (3,536,566)
 Accumulated net realized loss..............................     (2,907,606)
 Capital shares.............................................     58,991,332
                                                                -----------
Net assets, at value........................................    $53,919,214
                                                                ===========
Net asset value per share ($53,919,214 / 4,178,410 shares
  outstanding)..............................................         $12.90
                                                                ===========

                       See Notes to Financial Statements.
                                                                              19
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $37,594)
 Dividends..................................................    $    422,080
 Interest...................................................       1,544,690
                                                                ------------
      Total investment income...............................                    $  1,966,770
Expenses:
 Management fees (Note 3)...................................         362,198
 Administrative fees (Note 3)...............................          72,440
 Transfer agent fees........................................          24,383
 Custodian fees.............................................          26,937
 Reports to shareholders....................................          15,046
 Registration and filing fees...............................           8,107
 Professional fees..........................................          40,446
 Directors' fees and expenses...............................           3,092
 Other......................................................           9,795
                                                                ------------
      Total expenses........................................                         562,444
                                                                                ------------
            Net investment income...........................                       1,404,326
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................       1,677,355
  Foreign currency transactions.............................         (32,818)
                                                                ------------
      Net realized gain.....................................                       1,644,537
Net unrealized depreciation on:
  Investments...............................................     (10,039,417)
  Translation of assets and liabilities denominated in
    foreign currencies......................................          (7,201)
                                                                ------------
      Net unrealized depreciation...........................                     (10,046,618)
                                                                                ------------
Net realized and unrealized loss............................                      (8,402,081)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $ (6,997,755)
                                                                                ============

                       See Notes to Financial Statements.
 20
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 2000         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................       $  1,404,326           $ 2,139,341
  Net realized gain (loss) from investments and foreign
   currency transactions....................................          1,644,537            (2,747,491)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        (10,046,618)           15,105,948
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         (6,997,755)           14,497,798

 Distributions to shareholders from net investment income...           (580,974)           (2,425,622)

 Capital share transactions (Note 2)........................         (2,006,733)                   --
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................         (9,585,462)           12,072,176

Net assets:
 Beginning of period........................................         63,504,676            51,432,500
                                                                ---------------------------------------
 End of period..............................................       $ 53,919,214           $63,504,676
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................       $  1,372,054           $   548,702
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              21
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

 22
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At September 30, 2000, there were 100,000,000 shares authorized ($0.01 par value). During the six months ended September 30, 2000, 206,300 shares were repurchased for $2,006,733. The weighted average discount of market price to net asset value of shares repurchased during the period ended September 30, 2000 was 28%. During the year ended March 31, 2000 there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through September 30, 2000, the Fund had repurchased a total of 206,300 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, Inc. (TICI), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, sub-advisor, and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. TAML has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. TAML pays to TICI a fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to Paine Webber Group Inc. of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Service an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              23
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At September 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $56,738,363 was as follows:

Unrealized appreciation.....................................  $ 4,180,148
Unrealized depreciation.....................................   (7,989,620)
                                                              -----------
Net unrealized depreciation.................................  $(3,809,472)
                                                              ===========

Net realized capital losses differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, passive foreign investment companies, and losses realized subsequent to October 31, on the sale of securities.

At March 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $   396,155
2008........................................................    3,261,368
                                                              -----------
                                                              $ 3,657,523
                                                              ===========

At March 31, 2000, the Fund has deferred capital and currency losses occurring subsequent to October 31, 1999 of $547,816. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2000 aggregated $18,457,581 and $20,228,933, respectively.

 24
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, August 28, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 28, 2000. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2001; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                   % OF                 % OF                               % OF
    TERM EXPIRING 2003:         FOR         OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Martin L. Flanagan.........  4,067,876            92.78%               97.03%         124,692             2.84%
Andrew H. Hines, Jr........  4,091,704            93.32%               97.59%         100,864             2.30%
Edith E. Holiday...........  4,070,323            92.83%               97.08%         122,245             2.79%
Charles B. Johnson.........  4,095,504            93.41%               97.68%          97,064             2.21%
Constantine D.
  Tseretopoulos............  4,065,017            92.71%               96.96%         127,551             2.91%

                                 % OF
    TERM EXPIRING 2003:      VOTED SHARES
---------------------------
Martin L. Flanagan.........     2.97%
Andrew H. Hines, Jr........     2.41%
Edith E. Holiday...........     2.92%
Charles B. Johnson.........     2.32%
Constantine D.
  Tseretopoulos............     3.04%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001:

                              SHARES               % OF                 % OF
                               VOTED        OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For........................  4,128,914            94.17%               98.48%
Against....................     30,350             0.69%                0.72%
Abstain....................     33,304             0.76%                0.80%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                               VOTED        OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For........................  3,606,095            82.25%               86.01%
Against....................    460,936            10.51%               10.99%
Abstain....................    125,537             2.86%                3.00%

*John Wm. Galbraith, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers and S. Joseph Fortunato are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              25
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 26
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividend and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              27
PAGE

                     [FRANKLIN TEMPLETON, INVESTMENTS LOGO]

FRANKLIN (R) TEMPLETON (R) INVESTMENT

Templeton Emerging Markets Appreciation Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030



SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTEA S00 11/00         {Recycle Logo} Printed on recycled paper